SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 17:- SUBSEQUENT EVENTS

In February 2015, the Company signed an Asset Purchase Agreement to acquire certain assets of Optenet, SA. ("Optenet") a developer of security solutions for internet providers and enterprises. Under the terms of the Asset Purchase Agreement, the Company will acquire the assets of Optenet SA for approximately $6.7 million (€5.9 million) in cash, plus a deferred and contingent purchase price. The deferred purchase price consists of $5.7 million (€5 million) in cash to be paid over two years following the acquisition. In addition, there will be a performance-based earn-out over a period of five years. The performance-based earn-out is capped at approximately $25.6 million (€22.5 million) and is contingent upon reaching certain revenues threshold from sale of Optenet products. The transaction closing date occurred on March 23, 2015.